EXHIBIT 99.1

News Release

Contacts:	Nancy C. Lee	Jim Finn
	Investor Relations	Corporate Communications
	Oracle Corporation	Oracle Corporation
	(650) 506-4073	(212) 508-7760

ORACLE REPORTS Q2 EPS UP 35 Percent TO 16 CENTS, NET INCOME UP 32 Percent
Applications New Software License Sales Up 57 Percent

     Redwood Shores, Calif., December 13, 2004 — Oracle Corporation today announced that second quarter earnings per share increased 35 percent to $0.16, compared to $0.12 last year. Net income grew 32 percent to $815 million in the quarter while total revenues were up 10 percent to $2.76 billion.

     Second quarter software revenues were up 13 percent to $2.22 billion while services revenues grew 1 percent to $533 million. New software license sales were up 14 percent to $971 million lead by a 57 percent increase in new applications sales. Software license updates and product support increased 12 percent to $1.25 billion. Second quarter operating margin rose to 41 percent versus 37 percent last year.

     “Oracle is at its highest ever levels of profitability,” said Oracle CFO Harry L. You. “For the trailing four quarters operating income reached a record $4.2 billion while cash flow was at $3.4 billion. During that same twelve-month period we met our publicly stated goal of 40 percent operating margins for the very first time.”

     “Last week, a record 25,000 users and partners attended our Oracle Open World conference,” said CEO Larry Ellison. “We used this opportunity to demonstrate advanced versions of our database grid technology, application server middleware, collaboration suite and enterprise application suite. Never in Oracle’s history have we had such a broad and competitive set of software products. Based on the reaction from our users, Oracle’s future looks even brighter than our past.”

     Oracle is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please call Investor Relations at (650) 506-4073 or visit Oracle on the web at WWW.ORACLE.COM/INVESTOR.

     “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Information in this release relating to Oracle’s future prospects, which are “forward-looking statements” are subject to certain risks and uncertainties that could cause actual results to differ materially, including, but not necessarily limited to, the following: (1) Economic, political and market conditions could adversely affect purchasing decisions for computer software and services throughout the world. The war on terrorism and the potential for other hostilities in various parts of the world continue to contribute to a climate of economic and political uncertainty that could adversely affect revenues. Delays in closing of transactions, reductions in size of individual transactions without an offsetting increase in volume, unanticipated fluctuations in currency exchange rates, delays in product delivery, or a decline in our renewal rates for software license updates and product support can cause quarterly revenues and income to fall short of anticipated levels. (2) Management’s ability to forecast revenues and control expenses, especially on a quarterly basis, continues to be a challenge. An unexpected decline in revenues without a corresponding and timely slowdown in expense growth could have a material adverse effect on results of operations. (3) Oracle continues to introduce new or enhanced versions of its products and services, such as Oracle Database 10g, Oracle Application Server 10g, Oracle E-Business Suite, Oracle Collaboration Suite, Oracle Customer Data Hub and Oracle On Demand. The market acceptance and contribution to Oracle’s revenues of these new versions or products and services cannot be assured. (4) Oracle periodically has made changes to its pricing model and sales organization, which could lead to a decline or delay in sales as its sales force and customers adjust to the new pricing policies and organizational changes. Intense competition in the various markets in which Oracle competes may also put pressure on Oracle to reduce prices. (5) The market for Oracle’s products is intensely competitive and is characterized by rapid technological advances and frequent new product introductions. There can be no assurances that Oracle will continue to introduce new products and new versions of existing products that keep pace with technological developments, satisfy increasingly sophisticated customer requirements and achieve market acceptance. (6) We have publicly announced our intention to acquire complementary businesses and technologies. Our inability to integrate any such acquisitions quickly and efficiently with our existing business could have a material adverse effect on our business, results of operations, financial condition or cash flows. All information set forth in this release is current as of December 13, 2004. Oracle undertakes no duty to update any statement in light of new information or future events. For further information regarding risks and uncertainties associated with Oracle’s business, please refer to the “Risk Factors” section of Oracle Corporation’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or Oracle’s Investor Relations website at http://www.oracle.com/investor.

ORACLE CORPORATION

Q2 FISCAL 2005 QUARTER TO DATE FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)

	Three Months Ended November 30,				% Increase	% Increase (Decrease)
		% of		% of	(Decrease)	in Local
	2004	Revenues	2003	Revenues	in US $	Currency (1)

REVENUES
New software licenses	$971	35%	$855	34%	14%	9%
Software license updates and product support	1,252	46%	1,114	45%	12%	8%

Software Revenues	2,223	81%	1,969	79%	13%	8%

Services	533	19%	529	21%	1%	(3%)

Total Revenues	2,756	100%	2,498	100%	10%	6%

OPERATING EXPENSES
Sales and marketing	555	20%	525	21%	6%	2%
Software license updates and product support	141	5%	143	6%	(1%)	(5%)
Cost of services	449	16%	455	18%	(1%)	(5%)
Research and development	327	12%	323	13%	1%	0%
General and administrative (2)	153	6%	137	5%	12%	8%

Total Operating Expenses	1,625	59%	1,583	63%	3%	(1%)

OPERATING INCOME	1,131	41%	915	37%	24%	17%
Other income, net	23	1%	1	0%	*	*

INCOME BEFORE TAXES	1,154	42%	916	37%	26%	20%

Provision for income taxes	339	12%	299	12%	13%	12%

NET INCOME	$815	30%	$617	25%	32%	23%

EARNINGS PER SHARE
Basic	$0.16		$0.12		35%
Diluted	$0.16		$0.12		35%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	5,123		5,226		(2%)
Diluted	5,218		5,337		(2%)

* not meaningful

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on the last day of the prior fiscal year, rather than the actual exchange rates in effect during the current period. The United States dollar weakened relative to major international currencies in the three months ended November 30, 2004 compared with the corresponding prior year period, contributing 4 percentage points of revenue growth, 4 percentage points to the increase in operating expenses, and 7 percentage points of operating income growth.

(2)	General and administrative expenses for the three months ended November 30, 2004 and November 30, 2003 include $23.3 million and $13.8 million of professional fees associated with our tender offer for PeopleSoft, Inc.

ORACLE CORPORATION

Q2 FISCAL 2005 YEAR TO DATE FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)

	Six Months Ended November 30,				% Increase	% Increase (Decrease)
		% of		% of	(Decrease)	in Local
	2004	Revenues	2003	Revenues	in US $	Currency (1)
REVENUES
New software licenses	$1,534	31%	$1,380	30%	11%	7%
Software license updates and product support	2,427	49%	2,148	47%	13%	9%

Software Revenues	3,961	80%	3,528	77%	12%	8%

Services	1,010	20%	1,042	23%	(3%)	(7%)

Total Revenues	4,971	100%	4,570	100%	9%	5%

OPERATING EXPENSES
Sales and marketing	1,035	21%	989	22%	5%	1%
Software license updates and product support	277	6%	264	6%	5%	1%
Cost of services	868	17%	897	19%	(3%)	(7%)
Research and development	639	13%	621	14%	3%	2%
General and administrative (2)	307	6%	268	6%	15%	11%

Total Operating Expenses	3,126	63%	3,039	67%	3%	0%

OPERATING INCOME	1,845	37%	1,531	33%	21%	15%
Other income, net (3)	47	1%	49	1%	(4%)	(5%)

INCOME BEFORE TAXES	1,892	38%	1,580	34%	20%	14%

Provision for income taxes	568	11%	523	11%	9%	7%

NET INCOME	$1,324	27%	$1,057	23%	25%	18%

EARNINGS PER SHARE
Basic	$0.26		$0.20		27%
Diluted	$0.25		$0.20		28%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	5,139		5,228		(2%)
Diluted	5,229		5,342		(2%)

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on the last day of the prior fiscal year, rather than the actual exchange rates in effect during the current period. The United States dollar weakened relative to major international currencies in the six months ended November 30, 2004 compared with the corresponding prior year period, contributing 4 percentage points of revenue growth, 3 percentage points to the increase in operating expenses, and 6 percentage points of operating income growth.

(2)	General and administrative expenses for the six months ended November 30, 2004 and November 30, 2003 include $51.8 million and $28.4 million of professional fees associated with our tender offer for PeopleSoft, Inc.

(3)	Other income, net for the six months ended November 30, 2003 includes a $35.4 million gain related to the sale of all of our common shares in Liberate Technologies to a third-party for approximately $83.5 million and $5.0 million related to a commitment fee for a revolving credit facility associated with our tender offer for PeopleSoft, Inc.

ORACLE CORPORATION

Q2 FISCAL 2005 FINANCIAL RESULTS
CONDENSED CONSOLIDATED BALANCE SHEETS
($ in millions)

	November 30,	May 31,
	2004	2004
ASSETS
Current Assets:
Cash and cash equivalents	$5,905	$4,138
Short-term investments	3,531	4,449
Trade receivables, net	1,532	2,012
Deferred tax assets	298	301
Other current assets	307	436

Total Current Assets	11,573	11,336

Non-Current Assets:
Property, net	1,084	1,068
Deferred tax assets	81	92
Other assets	399	267

Total Non-Current Assets	1,564	1,427

TOTAL ASSETS	$13,137	$12,763

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of long-term debt	$9	$9
Accounts payable	260	191
Income taxes payable	904	950
Other current liabilities	1,314	1,625
Deferred revenues	1,497	1,497

Total Current Liabilities	3,984	4,272

Non-Current Liabilities:
Long-term debt	162	163
Deferred tax liabilities	17	59
Other long-term liabilities	375	274

Total Non-Current Liabilities	554	496

Stockholders’ Equity	8,599	7,995

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$13,137	$12,763

ORACLE CORPORATION

Q2 FISCAL 2005 YEAR TO DATE FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
($ in millions)

	Six Months Ended
	November 30,
	2004	2003 (1)
Cash Flows From Operating Activities:
Net income	$1,324	$1,057
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	89	100
Amortization of intangible assets	16	21
Net investment gains related to equity securities	(1)	(32)
Deferred income taxes	(28)	20
Minority interests in income	19	23
Changes in assets and liabilities:
Decrease in trade receivables	527	389
Decrease in other assets	153	80
Decrease in accounts payable and other liabilities	(275)	(139)
Increase in income taxes payable	24	135
Decrease in deferred revenues	(49)	(46)

Net cash provided by operating activities	1,799	1,608

Cash Flows From Investing Activities:
Purchases of investments	(5,097)	(5,252)
Proceeds from maturities and sale of investments	6,011	3,397
Capital expenditures	(92)	(103)
Increase in other assets	(4)	(8)

Net cash provided by (used for) investing activities	818	(1,966)

Cash Flows From Financing Activities:
Payments for repurchase of common stock	(1,095)	(399)
Proceeds from issuance of common stock	165	176
Distributions to minority interests	(26)	(21)

Net cash used for financing activities	(956)	(244)

Effect of exchange rate changes on cash and cash equivalents	106	38

Net increase (decrease) in cash and cash equivalents	1,767	(564)

Cash and cash equivalents at beginning of period	4,138	4,737

Cash and cash equivalents at end of period	$5,905	$4,173

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

x

ORACLE CORPORATION

Q2 FISCAL 2005 FINANCIAL RESULTS
FREE CASH FLOW – TRAILING TWELVE MONTHS (1)
($ in millions)

	Fiscal 2004				Fiscal 2005
	Q1 (2)	Q2 (2)	Q3 (2)	Q4	Q1	Q2 (3)	Q3	Q4

GAAP Operating Cash Flow	$3,074	$3,172	$3,003	$3,195	$3,350	$3,386
Capital Expenditures (4)	(324)	(319)	(347)	(189)	(147)	(178)

Free Cash Flow	$2,750	$2,853	$2,656	$3,006	$3,203	$3,208

% Growth	(5)%	(3)%	(12)%	9%	16%	12%

GAAP Net Income	$2,404	$2,486	$2,550	$2,682	$2,749	$2,948
Free Cash Flow as a % of Net Income	114%	115%	104%	112%	116%	109%

(1)	We believe reporting free cash flow provides more visibility to our ability to generate cash. We believe that this measure is also useful to investors as one of the bases for comparing our operating performance with our competitors. We evaluate free cash flow over a trailing twelve month period versus on a quarterly basis, as we manage our business on an annual basis. Free cash flow is not a measure of financial performance under U.S. generally accepted accounting principles and should not be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity. The reconciliation of free cash flow to GAAP operating cash flow is provided above. Certain prior period balances have been reclassified to conform to the current period presentation.
(2)	Capital expenditures included $168.3 million related to the purchase of land and office buildings previously leased in the fourth quarter of fiscal 2003.
(3)	The first half of fiscal 2005 had 13% growth in free cash flow over the first half of fiscal 2004 and 129% in free cash flow as a percent of GAAP net income.

	First Half	First Half
	Fiscal 2004	Fiscal 2005
GAAP Operating Cash Flow	$1,608	$1,799
Capital Expenditures	(103)	(92)

Free Cash Flow	$1,505	$1,707

% Growth	7%	13%

GAAP Net Income	$1,057	$1,324
Free Cash Flow as a % of Net Income	142%	129%

(4)	Represents capital expenditures as reported in cash flows from investing activities of our cash flow statements presented in accordance with U.S. generally accepted accounting principles.

ORACLE CORPORATION

Q2 FISCAL 2005 FINANCIAL RESULTS
SUPPLEMENTAL ANALYSIS OF OPERATIONS, GEOGRAPHIC REVENUES AND HEADCOUNT (1)
(in millions, except per share & headcount data)

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

OPERATIONS
REVENUES
New software licenses	$525	$855	$847	$1,313	$3,541	$563	$971			$1,534
Software license updates and product support	1,034	1,114	1,176	1,205	4,529	1,176	1,252			2,427

Software Revenues	1,559	1,969	2,023	2,518	8,070	1,739	2,223			3,961

Consulting	397	396	374	422	1,589	355	395			751
Advanced product services	60	65	62	71	258	71	72			143
Education	56	68	50	65	239	50	66			116

Services Revenues	513	529	486	558	2,086	476	533			1,010

Total Revenues	2,072	2,498	2,509	3,076	10,156	2,215	2,756			4,971

OPERATING EXPENSES
Sales and marketing	464	525	527	620	2,136	480	555			1,035
Software license updates and product support	121	143	143	140	547	136	141			277
Cost of services	442	455	439	434	1,770	419	449			868
Research and development	298	323	328	328	1,278	312	327			639
General and administrative	131	137	145	148	561	153	153			307

Total Operating Expenses	1,456	1,583	1,582	1,670	6,292	1,500	1,625			3,126

OPERATING INCOME	616	915	927	1,406	3,864	715	1,131			1,845
Other income, net	48	1	20	13	81	23	23			47

INCOME BEFORE TAXES	664	916	947	1,419	3,945	738	1,154			1,892
Provision for income taxes	224	299	312	429	1,264	229	339			568

NET INCOME	$440	$617	$635	$990	$2,681	$509	$815			$1,324

EARNINGS PER SHARE
Basic	$0.08	$0.12	$0.12	$0.19	$0.51	$0.10	$0.16			$0.26
Diluted	$0.08	$0.12	$0.12	$0.19	$0.50	$0.10	$0.16			$0.25
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	5,230	5,226	5,218	5,185	5,215	5,154	5,123			5,139
Diluted	5,347	5,337	5,337	5,283	5,326	5,241	5,218			5,229

GEOGRAPHIC REVENUES
REVENUES
Americas	$1,042	$1,250	$1,216	$1,475	$4,983	$1,091	$1,292			$2,384
Europe, Middle East & Africa	717	881	918	1,161	3,677	778	1,062			1,839
Asia Pacific	313	367	375	440	1,496	346	402			748

Total Revenues	$2,072	$2,498	$2,509	$3,076	$10,156	$2,215	$2,756			$4,971

HEADCOUNT
GEOGRAPHIC AREA
Domestic	17,437	17,056	16,908	16,659		16,458	16,347
International	22,887	23,559	24,286	24,999		25,610	26,233

Total Company	40,324	40,615	41,194	41,658		42,068	42,580

(1)	The sum of the quarterly financial information may vary from the year-to-date financial information due to rounding.

ORACLE CORPORATION

Q2 FISCAL 2005 FINANCIAL RESULTS
ESTIMATED TOTAL PRODUCT REVENUE ANALYSIS (1)
($ in millions)

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

APPLICATIONS BUSINESS REVENUES (2)
New software licenses	$107	$137	$140	$231	$615	$69	$215			$284
Software license updates and product support	221	238	237	239	935	238	254			492

Software Revenues	328	375	377	470	1,550	307	469			776
Services	216	212	203	233	864	190	216			406

Total Application Related Revenues	$544	$587	$580	$703	$2,414	$497	$685			$1,182

AS REPORTED REVENUE GROWTH RATES
New software licenses	(4%)	27%	0%	(6%)	2%	(36%)	57%			16%
Software license updates and product support	16%	18%	9%	3%	11%	8%	7%			7%
Software Revenues	9%	21%	6%	(2%)	7%	(6%)	25%			10%
Services	(18%)	(24%)	(20%)	(7%)	(18%)	(12%)	2%			(5%)
Total Application Related Revenues	(4%)	(1%)	(5%)	(4%)	(3%)	(9%)	17%			5%
LOCAL CURRENCY GROWTH RATES
New software licenses	(6%)	18%	(5%)	(9%)	(2%)	(38%)	51%			12%
Software license updates and product support	13%	12%	4%	0%	7%	4%	3%			4%
Software Revenues	6%	14%	0%	(4%)	3%	(9%)	21%			7%
Services	(21%)	(29%)	(25%)	(10%)	(22%)	(15%)	(1%)			(8%)
Total Application Related Revenues	(7%)	(6%)	(10%)	(6%)	(7%)	(11%)	13%			1%

DATABASE TECHNOLOGY BUSINESS REVENUES (2)
New software licenses	$418	$718	$707	$1,082	$2,926	$494	$756			$1,250
Software license updates and product support	813	876	939	966	3,594	938	998			1,936

Software Revenues	1,231	1,594	1,646	2,048	6,520	1,432	1,754			3,186
Services	297	317	283	325	1,222	286	317			603

Total Technology Related Revenues	$1,528	$1,911	$1,929	$2,373	$7,742	$1,718	$2,071			$3,789

AS REPORTED REVENUE GROWTH RATES
New software licenses	(8%)	9%	15%	15%	10%	18%	5%			10%
Software license updates and product support	14%	16%	19%	16%	16%	15%	14%			15%
Software Revenues	5%	13%	17%	16%	13%	16%	10%			13%
Services	1%	2%	(4%)	(2%)	(1%)	(4%)	0%			(2%)
Total Technology Related Revenues	5%	11%	14%	13%	11%	12%	8%			10%
LOCAL CURRENCY GROWTH RATES
New software licenses	(11%)	1%	7%	11%	4%	14%	1%			6%
Software license updates and product support	9%	9%	11%	12%	10%	11%	10%			10%
Software Revenues	1%	5%	9%	11%	7%	12%	6%			9%
Services	(3%)	(4%)	(10%)	(5%)	(5%)	(7%)	(5%)			(6%)
Total Technology Related Revenues	0%	4%	6%	9%	5%	8%	4%			6%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	Oracle tracks new software license revenues by product. Software license updates and product support revenues, along with the services revenues shown here, represent Oracle’s estimate of revenues that relate to database technology and application license products.

ORACLE CORPORATION

Q2 FISCAL 2005 FINANCIAL RESULTS
SUPPLEMENTAL REVENUE ANALYSIS (1)
($ in millions)

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

TOTAL REVENUES
New software licenses	$525	$855	$847	$1,313	$3,541	$563	$971			$1,534
Software license updates and product support	1,034	1,114	1,176	1,205	4,529	1,176	1,252			2,427

Software Revenues	1,559	1,969	2,023	2,518	8,070	1,739	2,223			3,961
Consulting	397	396	374	422	1,589	355	395			751
Advanced product services	60	65	62	71	258	71	72			143
Education	56	68	50	65	239	50	66			116

Services Revenues	513	529	486	558	2,086	476	533			1,010

Total Revenues	$2,072	$2,498	$2,509	$3,076	$10,156	$2,215	$2,756			$4,971

AS REPORTED REVENUE GROWTH RATES
New software licenses	(7%)	12%	12%	11%	8%	7%	14%			11%
Software license updates and product support	14%	17%	17%	13%	15%	14%	12%			13%
Software Revenues	6%	15%	15%	12%	12%	12%	13%			12%
Consulting	(8%)	(13%)	(13%)	(5%)	(10%)	(11%)	0%			(5%)
Advanced product services	(6%)	2%	(2%)	6%	0%	18%	11%			14%
Education	(13%)	(4%)	(7%)	(6%)	(7%)	(11%)	(3%)			(7%)
Services Revenues	(8%)	(10%)	(11%)	(4%)	(8%)	(7%)	1%			(3%)
Total Revenues	2%	8%	9%	9%	7%	7%	10%			9%
LOCAL CURRENCY GROWTH RATES
New software licenses	(10%)	4%	4%	7%	3%	3%	9%			7%
Software license updates and product support	9%	9%	10%	9%	9%	10%	8%			9%
Software Revenues	2%	7%	8%	8%	6%	8%	9%			8%
Consulting	(11%)	(18%)	(18%)	(8%)	(14%)	(13%)	(4%)			(9%)
Advanced product services	(10%)	(4%)	(6%)	3%	(4%)	14%	7%			10%
Education	(15%)	(11%)	(16%)	(10%)	(13%)	(14%)	(8%)			(11%)
Services Revenues	(12%)	(16%)	(17%)	(7%)	(13%)	(10%)	(3%)			(7%)
Total Revenues	(2%)	1%	2%	5%	2%	3%	6%			5%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

ORACLE CORPORATION

Q2 FISCAL 2005 FINANCIAL RESULTS
SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUES ANALYSIS (1) (2)
($ in millions)

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

AMERICAS
Database technology	$162	$299	$254	$420	$1,135	$197	$285			$482
Applications	41	76	85	134	336	30	116			146

New Software License Revenues	$203	$375	$339	$554	$1,471	$227	$401			$628

AS REPORTED GROWTH RATES
Database technology	(15%)	16%	3%	10%	5%	22%	(5%)			5%
Applications	(32%)	46%	(1%)	6%	3%	(27%)	53%			25%
New Software License Revenues	(19%)	21%	2%	9%	5%	12%	7%			9%
LOCAL CURRENCY GROWTH RATES
Database technology	(15%)	14%	1%	10%	5%	21%	(5%)			4%
Applications	(32%)	46%	(2%)	5%	3%	(27%)	51%			24%
New Software License Revenues	(19%)	19%	0%	9%	4%	11%	7%			8%

EUROPE / MIDDLE EAST / AFRICA
Database technology	$143	$263	$290	$452	$1,148	$158	$304			$462
Applications	55	48	41	72	216	28	80			108

New Software License Revenues	$198	$311	$331	$524	$1,364	$186	$384			$570

AS REPORTED GROWTH RATES
Database technology	(6%)	2%	23%	19%	12%	10%	16%			14%
Applications	83%	17%	17%	(12%)	15%	(49%)	67%			5%
New Software License Revenues	9%	4%	23%	13%	12%	(6%)	23%			12%
LOCAL CURRENCY GROWTH RATES
Database technology	(15%)	(11%)	8%	12%	1%	3%	5%			4%
Applications	65%	2%	3%	(17%)	5%	(53%)	54%			(3%)
New Software License Revenues	(2%)	(9%)	8%	7%	1%	(12%)	13%			3%

ASIA PACIFIC
Database technology	$103	$150	$156	$201	$610	$131	$160			$291
Applications	11	13	14	25	63	11	19			30

New Software License Revenues	$114	$163	$170	$226	$673	$142	$179			$321

AS REPORTED GROWTH RATES
Database technology	8%	16%	29%	17%	18%	27%	7%			15%
Applications	(48%)	(13%)	(26%)	(32%)	(32%)	0%	46%			25%
New Software License Revenues	(2%)	13%	21%	8%	11%	25%	10%			16%
LOCAL CURRENCY GROWTH RATES
Database technology	7%	8%	20%	10%	11%	21%	3%			11%
Applications	(48%)	(25%)	(32%)	(35%)	(35%)	0%	38%			21%
New Software License Revenues	(3%)	4%	13%	2%	4%	19%	6%			11%

TOTAL COMPANY
Database technology	$408	$712	$700	$1,073	$2,893	$486	$749			$1,235
Applications	107	137	140	231	615	69	215			284

New Software License Revenues	$515	$849	$840	$1,304	$3,508	$555	$964			$1,519

AS REPORTED GROWTH RATES
Database technology	(7%)	11%	16%	15%	11%	19%	5%			10%
Applications	(4%)	27%	0%	(6%)	2%	(36%)	57%			16%
New Software License Revenues	(6%)	13%	13%	11%	9%	8%	14%			11%
LOCAL CURRENCY GROWTH RATES
Database technology	(11%)	2%	8%	11%	4%	14%	1%			6%
Applications	(6%)	18%	(5%)	(9%)	(2%)	(38%)	51%			12%
New Software License Revenues	(10%)	5%	5%	7%	3%	4%	9%			7%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	New Software License Revenues presented exclude documentation and miscellaneous revenues.

ORACLE CORPORATION

Q2 FISCAL 2005 FINANCIAL RESULTS
CURRENCY EFFECT ON REVENUE GROWTH

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3Fcst	Q4	Total

Currency Effect on Revenue Growth (1)
Americas	0.50%	1.41%	1.28%	0.13%	0.80%	0.09%	0.54%	0.76%		0.49%
Europe, Middle East & Africa	11.92%	13.50%	15.01%	7.44%	11.80%	7.75%	10.23%	7.57%		8.62%
Asia Pacific	2.88%	9.68%	9.33%	7.24%	7.40%	5.33%	3.77%	4.22%		4.42%

Total Worldwide	4.06%	7.32%	7.09%	3.84%	5.56%	3.60%	4.36%	3.76%		3.94%

USD vs. Major Currencies (2)
Euro	1.127	1.168	1.255	1.205	1.193	1.208	1.282	1.343		1.283
British Pound	1.613	1.690	1.840	1.809	1.745	1.812	1.850	1.945		1.870
Japanese Yen	0.008	0.009	0.009	0.009	0.009	0.009	0.009	0.010		0.009

(1)	Currency exchange growth is based on blended currencies in each geographical division and their respective revenue levels.

(2)	Currency exchange rates are based on monthly exchange rates within the period and are weighted on revenue levels within the period. 1 foreign currency = x USD.